Exhibit 99.1
Unaudited
Mid-Quarter Update to Financial Supplement
August 31, 2007
Table of Contents

REVIEW OF FINANCIAL TRENDS	3
CONSOLIDATED SELECTED AVERAGE BALANCES	5
CREDIT QUALITY STATISTICS	6
CAPITALIZATION	7
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	7
RETAIL BANKING PERFORMANCE MEASURES	8
ASSET MANAGEMENT PERFORMANCE MEASURES	9
MORTGAGE BANKING STATISTICS	9
RUN-OFF LOAN PORTFOLIO STATISTICS	10

Table of Contents (continued)
Mid-Quarter Update to Financial Supplement
SUMMARY OF PRESENTATION CHANGES
Presentation changes made to this Mid-Quarter Update to Financial Supplement are as follows:
Mortgage Banking
During August, the National Home Equity business unit was integrated into National City Mortgage Company. The presentation of mortgage banking statistics and full-time equivalent employees have been updated to reflect this event.
Consolidated Selected Average Balances, Credit Quality Statistics
The portfolio loans presentation was expanded to separately identify commercial leases which previously were included in commercial loans. In addition, real estate developer loans are now presented as part of commercial construction loans. Previously real estate developer loans were included in residential real estate loans. Prior period financial information has been updated to reflect these reclassifications. The specific line items affected by the reclassifications are noted with an asterisk (*).

National City Corporation
Review of Financial Trends
This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.
Earning Assets, Net Interest Margin, and Net Interest Income
Net interest margin was approximately 3.53% for the first two months of the quarter. Despite the lower margin as compared to the second quarter, net interest income is expected to be relatively flat for the third quarter due to higher levels of earning assets. Average portfolio loans have increased due to the transfer of held-for-sale home equity loans into portfolio, reflecting the lack of liquidity in certain sectors of the loan sale market.
Noninterest Income and Expense
No unusual trends are evident in banking-related service fees and asset management revenues. Overall, non-interest income and expense for the quarter will include a number of unusual and/or nonrecurring items related to the Mortgage Banking line of business, as previously disclosed. Specifically, loan sale revenue will include the effects of mark-to-market losses on Alt-A and closed-end second mortgages held for sale, as well as losses from “scratch and dent” sales and higher recourse reserves. Similarly, non-interest expense will include previously disclosed severance and other charges pertaining to the restructuring of National Home Equity and National City Mortgage.

The effect of the various costs and charges was previously estimated to produce an after-tax loss in Mortgage Banking of $130 million to $160 million for the third quarter, excluding MSR (mortgage servicing rights) net hedging results. While the actual amount of the loss will not be calculable until after the close of the third quarter, information available as of the publication of this report would suggest that the loss is more likely to be around the high end of the range. Net MSR hedging results were a gain of $29 million after tax for the first two months of the quarter.
Credit Quality
The credit trends and outlook as described in the company’s September 6 disclosures are fundamentally unchanged as of the date of this report. Credit quality in the commercial portfolio is stable, and the core consumer portfolios, including direct home equity lending, are also performing well. With respect to the balance of real estate lending activities, as previously described, risk levels continue to be modestly elevated in the non-prime (First Franklin) first lien portfolio. The National Home Equity portfolio will also be subject to increased reserve requirements, primarily resulting from the transfer of loans previously held for sale. Risk remains elevated in the $1.7 billion First Franklin second lien portfolio and in certain discrete home construction and investment real estate projects as previously disclosed.
Capital
As previously disclosed, management plans to allow its capital ratios to migrate toward the top end of their target ranges. Those ranges are 6.5% to 7.5% for Tier 1 capital and 5% to 6% for tangible common equity. Current projections indicate that the September 30 ratios will be around the middle of their respective ranges. As such, share repurchase activity over the next couple of months is likely to be limited.
Other
The acquisition of MAF Bancorp, the holding company for MidAmerica Bank, which operates 82 branches throughout the Chicago and Milwaukee metropolitan areas, closed on September 1. Approximately 67 million shares of National City common stock were issued in connection with that transaction.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006

ASSETS

Available for sale securities, at cost	$7,368	$7,210	$7,126	$7,112	$7,191	$7,434	$7,762	$7,923	$7,709	$7,854	$7,856	$7,897	$7,915

Portfolio loans:
Commercial *	$28,507	$28,187	$28,160	$28,207	$27,682	$27,175	$26,868	$26,956	$26,725	$26,226	$26,020	$25,901	$26,054
Commercial leases*	4,187	4,264	4,123	4,046	4,013	3,951	3,979	4,012	3,892	3,692	3,755	3,693	3,460
Commercial construction*	8,108	7,984	7,879	7,862	7,820	7,723	7,606	7,503	7,166	6,892	6,771	6,641	6,527
Commercial real estate	13,091	12,979	12,952	12,939	12,867	12,890	13,021	13,022	12,376	11,861	11,954	11,992	12,015
Residential real estate:
Bank portfolio and other*	10,603	10,540	10,379	10,274	10,200	10,104	9,946	9,521	7,768	6,095	6,211	5,636	5,503
First Franklin(1)	6,910	7,192	7,433	7,725	7,968	8,379	6,802	7,222	7,685	8,046	8,117	9,672	15,627
Home equity installment	8,807	6,389	6,435	6,389	6,350	6,349	6,368	6,397	6,408	6,247	6,260	6,274	6,285

Total residential real estate loans *	26,320	24,121	24,247	24,388	24,518	24,832	23,116	23,140	21,861	20,388	20,588	21,582	27,415
Home equity lines of credit	15,644	13,791	13,829	13,985	14,217	14,376	14,115	14,707	14,721	14,861	15,104	15,401	15,696
Credit card and other unsecured lines of credit	3,352	3,264	3,207	3,105	2,986	2,953	3,046	3,061	2,859	2,803	2,747	2,710	2,645
Other consumer	3,769	4,571	5,175	5,392	5,458	5,467	5,498	5,484	5,462	5,253	5,358	5,393	5,283

Total portfolio loans	$102,978	$99,161	$99,572	$99,924	$99,561	$99,367	$97,249	$97,885	$95,062	$91,976	$92,297	$93,313	$99,095

Loans held for sale or securitization:
Commercial	$87	$49	$38	$42	$31	$43	$38	$35	$33	$35	$36	$44	$52
Commercial real estate	439	398	287	210	181	120	149	250	91	39	172	167	92
Residential real estate:
National City Mortgage	8,421	8,181	8,051	7,746	7,216	6,450	6,279	6,283	5,843	5,547	5,513	5,395	5,674
First Franklin(1)	—	—	—	—	—	96	1,671	1,703	5,571	8,936	9,571	9,099	3,799
Home equity installment	1,176	2,534	2,070	1,836	1,511	879	926	1,306	959	581	654	1,043	775

Total residential real estate loans held for sale	9,597	10,715	10,121	9,582	8,727	7,425	8,876	9,292	12,373	15,064	15,738	15,537	10,248
Credit card loans	—	—	—	—	—	260	425	425	253	—	—	—	—
Home equity lines of credit	1,526	3,664	3,075	2,986	2,555	2,121	2,789	3,109	2,682	2,236	3,509	3,289	2,928
Student loans	2	1	1	1	1	—	—	—	1	4	8	14	18

Total loans held for sale or securitization	$11,651	$14,827	$13,522	$12,821	$11,495	$9,969	$12,277	$13,111	$15,433	$17,378	$19,463	$19,051	$13,338

LIABILITIES

Deposits:
Noninterest bearing	$16,389	$16,692	$16,871	$16,726	$17,034	$17,604	$16,268	$16,566	$17,101	$16,507	$16,473	$16,593	$16,804
NOW and money market accounts	34,502	33,950	33,809	33,368	33,857	33,394	32,549	31,800	30,343	29,370	28,895	28,819	28,842
Savings accounts	2,152	2,214	2,290	2,338	2,406	2,477	2,459	2,366	1,889	1,790	1,820	1,854	1,895
Consumer time	26,073	25,740	25,292	25,031	24,884	24,629	24,459	24,338	23,641	22,198	22,096	22,049	22,025

Core deposits	79,116	78,596	78,262	77,463	78,181	78,104	75,735	75,070	72,974	69,865	69,284	69,315	69,566
Other	3,401	3,145	3,188	3,395	3,568	3,641	3,952	4,179	4,320	4,375	4,714	5,278	5,259
Foreign	8,145	10,428	9,196	9,372	7,440	7,261	7,575	7,968	7,840	10,147	10,042	8,933	9,232

Total deposits	$90,662	$92,169	$90,646	$90,230	$89,189	$89,006	$87,262	$87,217	$85,134	$84,387	$84,040	$83,526	$84,057

Federal funds borrowed and security repurchase agreements	$6,085	$6,338	$7,098	$6,567	$6,031	$5,288	$5,264	$4,681	$6,405	$7,100	$8,356	$7,903	$6,625
Borrowed funds	2,816	2,350	2,943	3,062	2,588	1,264	1,232	1,223	1,290	2,098	2,428	2,168	1,846
Long-term debt	26,661	23,194	23,164	22,883	23,297	24,233	25,018	26,229	26,251	25,839	25,566	27,451	29,132

Memo:
Noninterest bearing escrow balances	$3,720	$3,782	$3,909	$3,759	$3,620	$3,448	$3,379	$3,329	$4,004	$4,169	$4,037	$4,129	$4,273
Interest bearing escrow balances	157	158	156	153	155	157	153	150	135	136	131	128	134
Noninterest bearing deposits excluding escrow balances	12,669	12,910	12,962	12,967	13,414	14,156	12,889	13,237	13,097	12,338	12,436	12,464	12,531
Core deposits excluding escrow balances	75,239	74,656	74,197	73,551	74,406	74,499	72,203	71,591	68,835	65,560	65,116	65,058	65,159

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CREDIT QUALITY STATISTICS
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006

CHARGE-OFFS & RECOVERIES

Charge-offs:
Commercial*	$3	$6	$5	$6	$3	$7	$3	$2	$23	$9	$5	$22	$6
Commercial leases*	4	3	3	2	11	20	1	1	2	1	—	2	3
Commercial construction*	2	4	2	3	—	4	1	—	11	—	2	2	—
Commercial real estate	2	1	1	1	1	2	1	—	5	(1)	2	1	—
Residential real estate*	37	11	23	22	10	45	11	12	20	14	13	46	21
Home equity lines of credit	10	6	6	8	6	1	9	13	12	7	4	8	7
Credit card and other unsecured lines of credit	9	10	10	9	9	11	12	12	10	8	8	7	7
Other consumer	4	3	5	4	4	5	5	4	5	5	5	4	4

Total charge-offs*	71	44	55	55	44	95	43	44	88	43	39	92	48

Recoveries:
Commercial*	1	2	2	1	2	2	1	2	4	3	2	3	2
Commercial leases*	2	1	3	2	1	3	1	2	1	1	2	3	1
Commercial construction*	—	—	—	—	—	—	—	—	1	—	—	—	—
Commercial real estate	—	3	(1)	1	4	1	—	—	1	—	2	1	1
Residential real estate*	9	2	3	14	5	1	2	2	3	4	6	10	7
Home equity lines of credit	3	2	4	2	2	3	2	1	1	1	2	2	2
Credit card and other unsecured lines of credit	1	1	2	1	1	2	2	1	1	1	1	1	1
Other consumer	2	2	3	2	2	2	2	3	1	2	2	2	2

Total recoveries	18	13	16	23	17	14	10	11	13	12	17	22	16

Net charge-offs	$53	$31	$39	$32	$27	$81	$33	$33	$75	$31	$22	$70	$32

NONPERFORMING ASSETS

Commercial*	$144	$122	$117	$100	$103	$107	$100	$89	$92	$117	$111	$107	$120
Commercial leases*	9	7	8	4	6	13	34	34	32	35	35	35	37
Commercial construction*	144	111	108	109	119	119	111	113	109	107	71	72	48
Commercial real estate	166	140	138	115	124	118	115	109	111	96	103	97	102
Residential real estate:
National City Mortgage and other*	150	128	116	106	113	111	114	100	91	101	97	97	88
First Franklin (1)	86	85	75	82	82	68	68	67	65	65	59	62	61

Total real estate — residential*	236	213	191	188	195	179	182	167	156	166	156	159	149

Total nonperforming portfolio loans	699	593	562	516	547	536	542	512	500	521	476	470	456
Other real estate owned (OREO):
Commercial	3	3	3	—	—	—	—	1	1	—	—	—	—
Residential real estate:
National City Mortgage and other	108	107	114	120	124	121	122	113	109	93	94	91	88
First Franklin (1)	172	163	157	133	130	136	95	98	116	122	111	104	99

Total real estate — residential	280	270	271	253	254	257	217	211	225	215	205	195	187

Other	11	11	10	8	6	6	6	6	3	1	1	2	2

Total OREO	294	284	284	261	260	263	223	218	229	216	206	197	189

Mortgage loans held for sale and other	27	1	2	1	1	2	7	6	3	24	23	22	16

Total Nonperforming Assets	$1,020	$878	$848	$778	$808	$801	$772	$736	$732	$761	$705	$689	$661

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST

Commercial*	$36	$47	$45	$46	$27	$46	$28	$27	$31	$47	$46	$70	$34
Commercial leases*	—	—	—	1	1	—	—	—	—	1	—	3	2
Commercial construction*	84	71	65	41	21	30	19	11	13	19	8	29	27
Commercial real estate	38	33	38	42	20	31	21	22	18	22	14	16	23
Residential real estate:
National City Mortgage and other*	330	280	249	216	191	170	149	152	137	136	123	118	117
First Franklin (1)	654	636	619	638	638	644	581	565	567	582	508	501	460

Total real estate — residential*	984	916	868	854	829	814	730	717	704	718	631	619	577

Home equity lines of credit	48	29	27	31	49	47	49	44	37	41	38	24	25
Credit card and other unsecured lines of credit	30	29	28	30	29	35	37	37	35	31	29	24	23
Other consumer	9	9	9	9	8	10	10	11	11	10	11	11	9
Mortgage loans held for sale and other	33	35	25	18	18	19	117	108	89	81	73	53	50

Total Loans 90+ Days Past Due	$1,262	$1,169	$1,105	$1,072	$1,002	$1,032	$1,011	$977	$938	$970	$850	$849	$770

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

*	Reclassified per the note on page 2.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CAPITALIZATION (Period End)
(In millions, except per share data)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006

COMMON STOCK ROLLFORWARD

Beginning balance	567.6	566.3	566.1	575.8	595.5	649.9	648.1	632.4	602.6	602.2	601.9	603.3	604.9
Shares issued under stock award plans	.1	1.3	.2	.1	.5	1.4	2.2	2.2	.4	.6	1.0	.6	.2
Shares issued for acquisitions	—	—	—	—	—	—	—	13.7	29.5	—	—	—	—
Shares repurchased under repurchase authorizations	—	—	—	(9.8)	(20.1)	(55.2)	—	—	—	—	(.6)	(2.0)	(1.7)
Shares exchanged for stock award plans	(.3)	—	—	—	(.1)	(.6)	(.4)	(.2)	(.1)	(.2)	(.1)	—	(.1)

Ending balance	567.4	567.6	566.3	566.1	575.8	595.5	649.9	648.1	632.4	602.6	602.2	601.9	603.3

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased(1)	—	—	—	9.8	20.1	55.2	—	—	—	—	.6	2.0	1.7
Average price per share of repurchased common shares	—	—	—	$35.86	$36.76	$38.30	—	—	—	—	$37.02	$36.21	$36.32
Total cost	—	—	—	$349.3	$740.1	$2,113.7	—	—	—	—	$22.7	$71.1	$62.4
Common shares remaining under authorization(1)	38.7	38.7	38.7	38.7	48.5	28.6	43.5	43.5	43.5	13.5	13.5	14.1	16.1

Shares outstanding:
Average basic	566.8	565.8	565.5	569.6	583.2	605.2	648.2	643.3	631.2	602.4	601.8	602.7	603.7
Average diluted	570.2	571.4	572.4	577.3	591.6	613.7	657.6	651.9	640.0	611.2	610.7	611.0	611.9

(1)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006

Line of business staff:
Retail Banking	13,777	13,672	13,640	13,527	13,470	13,416	13,375	13,424	12,843	12,371	12,323	12,389	12,412
Commercial Banking-Regional	1,369	1,362	1,344	1,356	1,347	1,362	1,345	1,344	1,292	1,287	1,295	1,305	1,310
Commercial Banking-National	1,119	1,120	1,108	1,114	1,109	1,114	1,116	1,111	1,103	1,120	1,112	1,094	1,106
Mortgage Banking	7,457	7,513	7,604	7,633	7,666	7,377	7,375	7,347	7,294	7,249	7,171	7,245	7,265
Asset Management	1,553	1,534	1,528	1,518	1,520	1,532	1,514	1,518	1,513	1,508	1,501	1,489	1,508
Corporate support staff(2)(3)	7,321	7,280	7,221	7,178	7,211	7,510	7,552	7,502	7,225	10,216	10,074	10,099	10,090

Total Employees	32,596	32,481	32,445	32,326	32,323	32,311	32,277	32,246	31,270	33,751	33,476	33,621	33,691

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006

Average Total Deposits(1)	$65,243	$64,723	$64,331	$63,786	$63,814	$63,025	$62,154	$61,280	$56,932	$56,486	$56,102	$56,096	$56,081

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,197	$3,244	$3,318	$3,354	$3,524	$3,444	$3,345	$3,219	$2,997	$2,916	$2,935	$3,004	$2,988
Number of accounts(3)	1,813	1,805	1,796	1,782	1,779	1,782	1,776	1,781	1,685	1,689	1,696	1,706	1,712

Interest Bearing Checking
Average total balance	$8,721	$8,757	$8,912	$8,925	$9,218	$9,013	$8,829	$8,765	$8,256	$8,077	$7,993	$8,029	$8,036
Number of accounts(3)	1,167	1,171	1,175	1,176	1,179	1,183	1,180	1,168	1,127	1,122	1,113	1,101	1,088

Money Market Savings
Average total balance	$16,520	$16,265	$16,069	$15,809	$15,574	$15,396	$15,052	$14,714	$14,044	$13,860	$13,741	$13,709	$13,751
Number of accounts(3)	1,241	1,200	1,154	1,109	1,066	1,019	1,024	997	972	960	949	937	920

Regular savings
Average total balance	$1,845	$1,915	$1,984	$2,029	$2,066	$2,069	$2,058	$1,996	$1,532	$1,555	$1,580	$1,605	$1,652
Number of accounts(3)	525	537	551	559	567	575	583	589	534	540	547	556	563

Business Deposits:
Average total balance	$8,949	$8,827	$8,797	$8,630	$8,563	$8,486	$8,409	$8,305	$7,869	$7,878	$7,805	$7,760	$7,701
Number of accounts(3)	444	443	441	438	436	434	433	431	405	405	404	402	401

Time Deposits:
Average total balance	$25,193	$24,870	$24,428	$24,180	$24,010	$23,743	$23,579	$23,478	$21,480	$21,465	$21,368	$21,301	$21,286
Number of accounts(3)	1,120	1,120	1,123	1,117	1,111	1,110	1,132	1,129	1,055	1,061	1,055	1,059	1,059

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)
Installment loan originations:
Home equity(5)	1,933	2,085	2,315	2,440	2,191	2,116	1,992	1,608	1,718	2,124	2,337	2,110	3,074
Other(6)	3,015	3,045	2,841	2,868	2,654	2,487	1,591	1,943	1,814	2,126	2,137	1,912	2,331
Home equity and other lines of credit	7,648	6,806	7,748	7,493	6,833	6,825	5,387	4,911	5,355	5,833	6,547	6,550	6,720

Total consumer loan originations	12,596	11,936	12,904	12,801	11,678	11,428	8,970	8,462	8,887	10,083	11,021	10,572	12,125

BANK BRANCHES AND OTHER
Total bank branches	1,360	1,359	1,357	1,358	1,358	1,357	1,361	1,357	1,303	1,254	1,254	1,253	1,254
ATMs	2,106	2,102	2,101	2,096	2,098	2,098	2,092	2,088	2,013	1,965	1,964	1,960	1,957
Online banking customers	1,949,479	1,908,990	1,872,661	1,828,397	1,795,588	1,760,334	1,720,157	1,692,859	1,680,939	1,621,800	1,604,609	1,572,084	1,539,606

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking-Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the Mortgage Banking line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning April 2007.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	Represents other secured installment loans.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$62,927	$64,560	$63,703	$62,136	$62,186	$61,929	$62,322	$61,369	$61,805	$60,546	$60,468	$59,744	$58,736
Acquisition	—	—	—	—	—	—	—	99	—	—	—	—	—
Estimated change due to market impact	732	(860)	(113)	1,207	1,199	541	(117)	491	28	651	698	731	963
Other activity, net	378	(773)	970	360	(1,249)	(284)	(276)	363	(464)	608	(620)	(7)	45

Value at end of period	64,037	62,927	64,560	63,703	62,136	62,186	61,929	62,322	61,369	61,805	60,546	60,468	59,744

Non-managed assets:
Value at beginning of period	51,610	52,886	54,400	53,155	51,729	51,544	51,326	50,823	51,831	51,725	50,910	49,784	49,798
Acquisition	—	—	—	—	—	—	—	19	—	—	—	—	—
Estimated change due to market impact	293	(993)	(361)	770	1,154	606	(66)	450	744	595	423	875	8
Other activity, net	(1,205)	(283)	(1,153)	475	272	(421)	284	34	(1,752)	(489)	392	251	(22)

Value at end of period	50,698	51,610	52,886	54,400	53,155	51,729	51,544	51,326	50,823	51,831	51,725	50,910	49,784

Total assets at end of period	$114,735	$114,537	$117,446	$118,103	$115,291	$113,915	$113,473	$113,648	$112,192	$113,636	$112,271	$111,378	$109,528

Proprietary mutual fund assets (included above)	$13,303	$13,083	$13,339	$13,256	$12,984	$13,247	$13,089	$12,999	$12,672	$12,545	$12,036	$11,946	$11,879
MORTGAGE BANKING STATISTICS
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006

ORIGINATION AND SALES DATA
Applications(1)	$6,662	$8,366	$8,246	$8,402	$8,070	$8,941	$6,725	$6,700	$6,214	$6,323	$6,514	$5,871	$6,462

Percentage of applications represented by refinances	47%	50%	48%	51%	53%	54%	55%	59%	63%	59%	58%	56%	52%

Originations:
Retail	$2,283	$2,336	$2,598	$2,616	$2,541	$2,508	$2,014	$2,158	$2,302	$2,162	$2,276	$2,196	$2,439
Wholesale	1,951	2,247	2,162	2,145	2,176	1,887	1,432	1,834	1,669	1,429	1,539	1,225	1,318
Less: loan originations for portfolio and other units	(330)	(402)	(436)	(428)	(384)	(389)	(333)	(363)	(377)	(409)	(431)	(398)	(402)

Total originations for sale	$3,904	$4,181	$4,324	$4,333	$4,333	$4,006	$3,113	$3,629	$3,594	$3,182	$3,384	$3,023	$3,355

Percentage of originations represented by refinances	44%	45%	45%	51%	55%	54%	59%	63%	59%	56%	56%	52%	48%

Loan Sales:
Loans sold servicing retained	$3,626	$3,275	$3,777	$3,277	$2,673	$3,107	$2,710	$2,784	$2,377	$2,564	$2,070	$2,581	$2,325
Loans sold servicing released	84	304	200	229	341	286	181	202	328	358	467	231	463

Total loan sales	$3,710	$3,579	$3,977	$3,506	$3,014	$3,393	$2,891	$2,986	$2,705	$2,922	$2,537	$2,812	$2,788

SERVICING DATA
Mortgage loans serviced for third parties	$169,668	$168,573	$167,357	$166,014	$165,223	$164,733	$164,051	$163,377	$162,264	$161,984	$161,740	$162,202	$161,653

HOME EQUITY ORIGINATION DATA(2)
Home equity lines of credit (HELOCs)(3)	$703	$941	$1,029	$963	$875	$832	$763	$781	$817	$862	$932	$847	$936
Home equity loans (HELOANs)(4)	329	476	519	665	746	600	318	374	393	403	401	333	384

Total originations	$1,032	$1,417	$1,548	$1,628	$1,621	$1,432	$1,081	$1,155	$1,210	$1,265	$1,333	$1,180	$1,320

HOME EQUITY SALE DATA(2)
HELOCs sold servicing retained	$684	—	$394	—	$69	$633	$803	$346	—	$843	$1,132	—	$133
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—	—

HELOANs sold servicing retained	—	—	323	$348	—	399	726	—	—	227	353	—	—
HELOANs sold servicing released	—	$217	—	—	—	—	—	—	—	230	247	$241	—

Total sales	$684	$217	$717	$348	$69	$1,032	$1,529	$346	—	$1,300	$1,732	$241	$133

(1)	Includes loans originated for sale and held in portfolio

(2)	Represents loans originated by the former National Home Equity business unit.

(3)	Represents the total line of credit commitment amount.

(4)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the residential real estate loan portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006

RESIDENTIAL REAL ESTATE
NONCONFORMING LOANS(1)
Period-end portfolio balance	$6,887	$7,181	$7,419	$7,716	$7,953	$8,217	$6,495	$6,983	$7,480	$7,903	$8,257	$8,302	$15,326
Weighted-average note rate	8.08%	8.02%	8.00%	7.98%	7.92%	7.91%	7.88%	7.83%	7.98%	7.92%	7.87%	7.83%	7.53%
Weighted-average loan size	$93,592	$93,756	$92,321	$92,875	$93,539	$94,261	$91,019	$91,761	$92,690	$93,614	$94,528	$95,025	$101,908
Weighted-average credit score(2)(3)	624	624	624	624	627	628	628	629	629	629	635	635	644
First-lien weighted-average loan-to-value ratio(4)	78.23%	78.22%	77.17%	77.23%	77.34%	77.38%	77.61%	77.63%	77.70%	77.75%	77.84%	77.92%	77.19%
Net charge-offs	$18	$4	$17	$8	—	$40	$6	$7	$8	$6	$3	$24	$11
Loans 90 days past due	654	636	619	638	$638	642	580	564	566	580	506	500	459
Portfolio delinquency rate	23.71%	22.88%	21.37%	20.97%	19.35%	20.89%	21.08%	20.82%	20.92%	18.98%	18.21%	16.84%	11.49%

HOME EQUITY LOANS(HELOAN)(5)
Period-end portfolio balance	$3,509	$1,367	$1,450	$1,454	$1,455	$1,467	$1,431	$1,443	$1,500	$1,477	$1,522	$1,540	$1,584
Weighted-average credit score(2)(3)	734	738	738	738	738	737	738	738	738	738	738	737	737
Weighted-average cumulative loan-to-value ratio(6)	89.19%	89.21%	89.24%	89.26%	89.30%	89.35%	89.34%	89.37%	89.38%	89.41%	89.41%	89.43%	89.42%
Net charge-offs	$3	—	$1	—	$1	$1	—	—	—	$1	—	$1	—
Loans 90 days past due	10	$2	2	$1	1	1	$1	$1	$1	1	$1	1	$1

HOME EQUITY LINES OF CREDIT(HELOC)(5)
Period-end portfolio balance	$7,336	$4,768	$5,025	$5,084	$5,241	$5,424	$5,541	$5,748	$5,928	$6,156	$6,393	$6,671	$6,979
Weighted-average credit score(2)(3)	724	729	730	730	730	729	729	729	731	731	731	731	731
Weighted-average cumulative loan-to-value ratio(6)	78.26%	78.24%	78.09%	79.40%	79.51%	79.59%	79.55%	79.51%	79.54%	79.64%	79.48%	79.71%	79.62%
Utilization rate	49%	47%	46%	47%	47%	48%	48%	49%	49%	49%	50%	50%	50%
Net charge-offs	$5	$2	$2	$4	$1	$4	$1	$5	$7	$4	$1	$4	$3
Loans 90 days past due	31	14	13	17	18	21	22	21	19	22	20	12	13

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	Represents loans originated by the former National Home Equity business unit. These portfolios are in run-off.

(6)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.